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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                             SECURITIES ACT OF 1934




       Date of Report (Date of earliest event reported): January 19, 2000



                       GREYSTONE DIGITAL TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



             33-24536-A                                84-1107140
        (Commission File No.)             (IRS Employer Identification No.)



                             4950 MURPHY CANYON ROAD
                               SAN DIEGO, CA 92123
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (858) 874-7000



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 4: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        (a) On February 7, 2000 GreyStone Digital Technology, Inc. (the "Registrant") replaced Angell & Deering as independent accountants by appointing J.H. Cohn LLP, who have acted as independent accountants for GreyStone Technology, Inc. for the four years preceding its merger with Registrant. Angell & Deering had served as independent accountants for the Registrant for the business years ended December 31, 1988 through December 31, 1998.

        Angell & Deering's audited financial statements for the years ended December 31, 1998 and 1997 included limitations based on the assumption that Express Capital Concepts, Inc. would continue as a going concern as a result of a net loss, working capital deficiency and stockholders' deficit for each year. Other than the uncertainty inherent in the going concern assumption, such financial statements did not contain an adverse opinion or a disclaimer of opinion nor was it modified as to uncertainty, audit scope or accounting principles.

        The Registrant's board of directors approved the appointment of J.H. Cohn LLP as the successor independent accountants to Angell & Deering.

        In connection with the prior audits, there have been no disagreements with Angell & Deering on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

        (b) Appointment of New Independent Accountants (See item 4(a) above).

        (c) The Registrant has provided the former independent accountants, Angell & Deering, a copy of the above disclosures, and Angell & Deering has furnished Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter to the SEC, dated February 7, 2000, is filed as Exhibit 16 to this Form 8-K filing.


ITEM 5: OTHER EVENTS

        On January 19, 2000, the Registrant announced the appointment of two new outside members of the board of directors. A copy of the press release is attached to this report in its entirety as an exhibit.

        On January 21, 2000, the Registrant announced that it had signed a letter of intent to acquire a privately held company through the issuance of preferred stock. A copy of the press release is attached to this report in its entirety as an exhibit.


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ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

        (c)     EXHIBITS

                16 Letter from Angell & Deering to SEC regarding its concurrence or disagreement with the statements made in
                        Item 4 to this report.

                99.1 Press Release issued by GreyStone Digital Technology, Inc. on January 19, 2000 announcing the appointment of two new outside directors.

                99.2 Press Release issued by GreyStone Digital Technology, Inc. on January 21, 2000 announcing the signing of a letter of intent for its first acquisition.


ITEM 8: CHANGE IN FISCAL YEAR

        On February 1, 2000 Registrant changed the fiscal year end date used in its most recent filing from December 31 to March 31. Form 10Q will be filed by Registrant for the transition period ended December 31, 1999.




                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    GREYSTONE DIGITAL TECHNOLOGY, INC.

Dated:  February 7, 2000            By: /s/ RICHARD A. SMITH
                                       -----------------------------
                                        Richard A. Smith
                                        Chief Executive Officer